Yuma Energy, Inc.

March 2015



Cover photo: Masters Creek Austin Chalk well

Disclaimer and Important Information

Forward-Looking Statements

This presentation contains forward-looking information regarding Yuma Energy, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Yuma's current expectations, beliefs, plans, objectives, assumptions and strategies. Forward looking statements often, but not always, can be identified by using words such as "expects," "anticipates," "plans," "estimates," "potential," "possible," "probable," or "intends," or where Yuma states that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Statements concerning oil, natural gas liquids and natural gas reserves also may be deemed to be forward-looking in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: fluctuations in oil and natural gas prices; operational risks in exploring for, developing and producing crude oil and natural gas; uncertainties involving geology of oil and natural gas deposits; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing; risks associated with derivative positions; inability of our management team to execute plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. Yuma's annual report on Form 10-K for the year ended December 31, 2013, recent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Yuma does not assume any obligation to update forward-looking statements should circumstances or such estimates or opinions change.

We may use the terms "resource potential" and "EUR" in this presentation to describe estimates of potentially recoverable hydrocarbons that the SEC rules prohibit from being included in filings with the SEC. These are based on the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities do not constitute "reserves" within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules. "EUR," or Estimated Ultimate Recovery, refers to our management's internal estimates based on per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. For areas where the Company has no or very limited operating history, EURs are based on publicly available information relating to operations of producers operating in such areas. For areas where the Company has sufficient operating data to make its own estimates, EURs are based on internal estimates by the Company's management and reserve engineers.

"Drilling locations" represent the number of locations that we currently estimate could potentially be drilled in a particular area estimated by well spacing assumptions applicable to that area. The actual number of locations drilled and quantities that may be ultimately recovered from the Company's interests will differ substantially. There is no commitment by the Company to drill all of the drilling locations which have been attributed these quantities.

Factors affecting ultimate recovery include: (1) the scope of our on-going drilling program, which will be directly affected by factors that include the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and (2) actual drilling results, including geological and mechanical factors affecting recovery rates. Most importantly, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Table of Contents

YUMA ENERGY

1. Executive Summary



Executive Summary

Yuma Energy, Inc., who recently completed a merger of Yuma Energy and Pyramid Oil, is a US-based oil and gas company focusing on exploration and development of conventional and unconventional oil and gas properties, primarily through the use of 3-D seismic surveys, in the U.S. Gulf Coast and California.

Yuma Energy, Inc. Highlights[1]	
Stock Ticker (NYSE MKT)	YUMA
Common Stock Price[2]	$1.50
Market Capitalization[2]	$103 million
Total Proved Reserves PV-10[3]	19.9 MMBOE $381.0 million
1P Reserves % Liquids	70%
Core Leaseholds	75,000+ net acres
Production Rate[4]	2,143 BOEPD

Core Assets



North Dakota
California
Louisiana
Oil production
Oil and gas production

(1) As of 12/31/2014 unless otherwise noted
(2) Based on closing stock price on 3/2/2015.
(3) Proved reserves and PV10 as of 12/31/2014 as estimated by Yuma's independent reserve engineers, Netherland, Sewell & Associates, Inc., based on West Texas Intermediate (WTI) $91.48 per barrel of oil and Henry Hub spot price of $4.35 per MMBTU for gas.
(4) Based upon the average daily production for the twelve months ended December 31, 2014.

Management Team



Sam Banks
Chairman & CEO

- Founder and majority owner of Yuma Energy, Inc. – 37 years of experience in the oil and gas industry
- Previously held position as Assistant to President of Tomlinson Interest, a private independent oil and gas company
- Served as Republican Assistant Finance Chairman for the re-election of President Gerald Ford, under former Secretary of State, Robert Mosbacher



Paul McKinney
Executive VP & COO

- Joined Yuma in October 2014 – over 31 years of experience in the oil and gas industry
- Previously served as Region VP, Gulf Coast Onshore Region and as Manager, Corporate Reservoir Engineering for Apache Corporation
- Commenced his career with Anadarko Petroleum Corporation and held a variety of roles at Anadarko over a 23 year period, including his last title as Vice President of Reservoir Engineering



Kirk Sprunger
CFO & Treasurer

- Joined Yuma in 1996 – 39 years of experience in finance
- Previously held positions at Arthur Andersen, Blocker Energy Corporate, AN-SON Corporation, Terry Companies, St. Paul Oil and Gas Corporation, TGX Corporation and Horizon Directional Systems



James ('Jay') Jacobs
VP Corporate & Business Development

- James joined Yuma in 2013 and has 13 years of experience in the financial services and energy sector
- Former Vice President of Energy Investment Banking at Sanders Morris Harris
- Former CFO, Treasurer and Secretary at Houston America Energy where he was responsible for financial accounting and reporting for US and Colombian operations, in addition to taking responsibility for all capital markets activities



Mark Hartman
VP Exploration

- Joined Yuma in 2004 – 31 years of experience in the oil and gas industry
- Commenced his career with Shell E&P in Houston and held a variety of roles at Shell over a 14 year period. In 1996, joined Meridian Resources as a Staff Geophysicist followed by Vice President of Exploration. In 2001, Mark rejoined Shell E&P as a Senior Staff Geophysicist where he managed the South Texas Exploration team

Independent Board of Directors with significant experience

Sam L. Banks *CEO, President & Chairman*	– See management team
Richard K. Stoneburner	– Began his career as a geologist in 1977 – Joined Petrohawk Energy in 2003, where he led Petrohawk's exploration program from 2005 to 2007 prior to serving as the company's President and COO from 2007 to 2011 – After BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions – Currently serves on the Board of Directors of Newfield Exploration and Cub Energy and serves as a Senior Advisor to the private equity firm Pine Brook Partners
James W. Christmas	– Mr. Christmas has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies – Served as President and CEO of KCS from 1988 until 2003, and Chairman of the Board and CEO from 2003 until KCS's merger into Petrohawk in August 2011 where he continued to serve as Vice Chairman until the sale to BHP. At the request of BHP, he continues to serve as a director of Petrohawk and Chairman of its financial reporting committee – Currently serves on the Board of Directors of Halcon Resources Corporation, serves on the Advisory Board of the Tobin School of Business at St. John's University in New York where he is a guest lecturer of a graduate class in entrepreneurship
Frank A. Lodzinski	– Mr. Lodzinski has more than 43 years of oil and gas industry experience, including the successful completion of several mergers and business combinations – In 1984, Mr. Lodzinski formed Energy Resource Associates which acquired interests in oil and gas limited partnerships that were later exchanged for shares of Hampton Resources, which was ultimately sold to Bellwether Exploration in 1995. In 1996, Mr. Lodzinski acquired Cliffwood Oil and Gas and then a controlling interest in Texoil where he served as President, CEO, and a Director. Texoil was sold to Ocean Energy in 2001 – From 2001 to 2004, served as President, CEO, and Director of AROC to direct the restructuring and ultimate liquidation of the company in 2004. In 2004, Mr. Lodzinski formed Southern Bay Energy and merged that company into GeoResources, Inc. – Served as President, CEO, and a Director until GeoResources was sold to Halcon Resources Corporation for approximately US$1 billion in 2012 – Currently serves as the Chairman of the Board, President and Chief Executive Officer of Earthstone Energy, Inc.
Ben T. Morris	– Mr. Morris has an extensive financial background, with over 20 years of experience in many aspects of the financial sector – Began his career as an accountant at Price Waterhouse & Co. in 1967, and in 1973 joined Mid American Oil and Gas Inc. as CFO and later became President of the company – From 1980 to 1986, served as COO of Tatham Corp., a privately held oil and gas company – Former CEO of the Sanders Morris Harris Group, a financial services and wealth management company he co-founded in 1987 – Serves on the Board of Directors of Gulfport Energy Corporation. Served on the boards of several public companies including Capital Title Group (1998-2006), American Equity Investment Life Holding Company (1997-2006), and Tyler Technologies, Inc, (2002-2005), where he served as Chairman of the Audit committee
Richard W. Volk	– Mr. Volk is a consultant specializing in the formulation and implementation of long-term strategies for oil and gas companies and other clients. Mr. Volk has been an advisor to Yuma since 1993 and joined the Board of Directors of the Company in July 2011 – Began his oil and gas career in 1960 with Plains Exploration Company which merged into Cardinal Petroleum Company in 1969 – In 1973 he was appointed President and CEO of Clinton Oil Company, which was subsequently renamed Energy Reserves Group and in 1985 was acquired by BHP Petroleum (America), of which Richard was Chairman and CEO – After presiding over the successful consolidation of BHP Petroleum and Monsanto Oil Company, Mr. Volk relocated to Australia as General Manager and CEO of BHP Petroleum's Australia/Asia Division

Diversified Portfolio of Oil and Gas Assets

- Broad liquids-rich portfolio of development assets with proved reserves, with a focus on onshore Louisiana
- Interest in the Bakken / Three Forks unconventional resource play in North Dakota
- Interest in oil assets in Kern and Santa Barbara Counties, California

Asset locations (1)



Unconventional liquids rich resource play
High impact deep delineated 3-D prospects
Proprietary and/or delineated 3-D oil projects
Oil production
Louisiana
Masters Creek
– 69,470 net acres (~54% to 100% WI)(2)
La Posada
– 974 net acres (12.5% WI)
Amazon
– 1,089 net acres (~48% WI)
Livingston
– 977 net acres (~33% WI)
Legacy production
– Gardiner Island
– Lake Fortuna
– Branville Bay
– Chacahoula
Bakken
– 674 net acres (~5% WI)
North Dakota
Louisiana
California
– 1,400 net acres
– (100% WI)
Oil production
Oil and gas production

(1) Acreage numbers as of December 31, 2014 except for Amazon which reflects a March 2015 acquisition
(2) Varies based upon partner participation

YUMA ENERGY

Yuma Energy, Inc.

Reserve Summary

Reserve Report Summary (12/31/2014)

Total	Net Oil	Net Gas	Net NGL	Total	PV-10
	Mbbls	*MMcf*	*Mbbls*	*Mboe*	*$MM*
PDP	1,495	3,423	132	2,197	66.8
PDNP	540	4,364	181	1,448	27.8
PUD	9,497	27,473	2,167	16,243	286.4
Proved	**11,532**	**35,260**	**2,479**	**19,888**	**$ 381.0**

Table heading: Yuma Energy, Inc.

1P by Reserve Category


PDP
11%
PDNP
7%
PUD
82%
19.8
MMboe

Reserve Report Commentary

- Based on December 31, 2014 Netherland Sewell SEC Report
- SEC Prices as of December 31, 2014[(1)]
- Does not include reserve potential in categories beyond 1P
- Proved reserves approximately 70% oil and NGLs

1P by Commodity Weighting


Gas
30%
NGL
12%
Oil
58%
19.8
MMboe

(1) Provided by Netherland, Sewell & Associates, Inc., West Texas Intermediate (WTI) $91.48 per barrel of oil and Henry Hub spot price of $4.35 per MMBTU for gas.

YUMA ENERGY

2. Track Record



Track Record of Finding and Developing Successful Prospects

- **From 1983 Through 2014 Yuma Has:**
  - Generated 225 total prospects.
  - 222 of those historical prospects were promoted to industry partners and drilled (i.e. on a carried basis).
  - Achieved a 78% exploration drilling success rate (43 discoveries on 55 prospects drilled) on Yuma's 3-D projects.
- **Demonstrates Yuma's Ability to:**
  - Find oil and gas assets in all cycles of the E&P business.
  - Generate prospects that have been subject to the rigorous diligence standards of industry leading multinational energy, oil and gas companies.

Select Yuma Partners

nexen, STONE ENERGY, CARRIZO, ConocoPhillips, Chesapeake, Shell, NEWFIELD, OXY, ExxonMobil, energyXXI, PetroQuest Energy, Inc., PETROHAWK, HESS, devon, eog resources

Yuma 3-D Discoveries Since 1993



DAVIS RANCH Mississippian
BRYCELAND Hosston
LIVINGSTON Olympic - Tuso/ Musial - Wilcox
LAKE MACHIAS Tex W
STUARD'S BLUFF Tex W
GARDINER ISLAND 5900' Sand
BLIND PASS 6100' Sand
RAPALA/LAKE CAMPO Miocene
MAIN PASS BLK 9. 7300' / 7400' / 8400'
RACCOON IS. Miocene
ADEMA POND Middle Miocene
TREASURE BAY Tex W
BRANVILLE BAY Middle Miocene
AMBERJACK Middle Miocene
CAVIAR Middle Miocene
CHICO ISLAND Cib carst
KENT BAYOU Miocene
TREGRE Miocene
PIERRE PASS Planulina
S.W. SUNSHINE Marg Tex
CHALKLEY Camerina / Miogyp
BON AIR Hackberry
BECKWITH / BUHLER Hackberry
KENDELTON Miocene & Frio
NEW TAITON Upper Wilcox
W. CLODINE Yegua
CEDAR POINT Vicksburg
GRACEY RANCH M. Wilcox/Yegua/ Frio
S.W. SPEAKS Deep Wilcox
FENNER Yegua
BORCHERS Yegua
NORTH FANNIN Miocene & Frio
4 SISTERS Miocene & Frio
BARBER Yegua
HANCOCK RANCH Miocene & Frio
SWAN LAKE Frio
S.W. FISHERS REEF Gyro/I Vicksburg
LONE OAK Vicksburg
ELM GROVE Frio
HOLLY Vicksburg
AMAZON Cib Haz / Marg Tex / Hackberry
COTE DE MER Cris A
TAOS LA POSADA -Planulina
PATTERSON Disc 3 / Marg A
CHACAHOULA Dibert / Big 2
YUMA
DISCOVERIES 1993 - 2014
3-D Surveys Delineated by Yuma
Other 3-D Surveys
New Yuma 3-d Surveys

Yuma Growth Strategy

Near - Term Growth

- **Accretive Strategic Acquisitions**
  - Primarily Focused on Gulf Coast Assets
  - Identify Cash Flow Positive Production with Additional Upside Opportunities
    - Conventional Properties
    - Low Entry Cost Unconventional Properties

- **Drill Existing Inventory**
  - Strong Economics at Current Oil and Gas Prices
  - Conventional Opportunities in Louisiana and California

- **Pursue Joint Interest Partner in Masters Creek**
  - Drill-to-Earn or Promoted Economics
  - Reduce Costs through service company reductions

2015 - Production & Cash Flow

Yuma Growth Strategy

Long - Term Growth

- **3D Driven Organic Growth**
  - Primarily Focused in Louisiana and Texas Gulf Coast
  - Proprietary 3D Shoots
  - 3D Focused on Conventional Opportunities
  - Modern Seismic Acquisition and Processing Technologies
  - Proven Track Record of Success

- **Low Entry Cost Unconventional Resource Plays**

- **Accretive Strategic Acquisitions**

Opportunistic - Build Shareholder Value

YUMA ENERGY

3. Property Overview



MASTERS CREEK - AUSTIN CHALK

Vernon, Allen and Beauregard Parishes, Louisiana


AUSTIN CHALK
Shreveport
Monroe
LOUISIANA
Alexandria
Lake Charles
Lafayette
Baton Rouge
New Orleans

Masters Creek - Austin Chalk

Top tier U.S. unconventional liquids-rich play

Key Austin Chalk producing trends



Brookeland
Burr Ferry
Masters Creek
Giddings Field
Pearsall Field
Austin
Houston
Waco
Lake Charles
Lafayette
Baton Rouge
New Orleans
Austin Chalk Production
Yuma focus area

Source: IHS

Louisiana Austin Chalk

- Significant onshore unconventional play in the Gulf Coast
  - produced 1.8 billion BOE from Maverick County, Texas to Livingston Parish, Louisiana(1)
  - 80 MMBOE produced from greater Masters Creek alone(1)
- Operators proximate to Yuma's Masters Creek Austin Chalk focus area include Anadarko and Swift Energy
- Yuma's core focus is in the sweet spot of the Louisiana Austin Chalk formation

(1) Source: IHS and State Production Records

Masters Creek - Austin Chalk

Top tier U.S. unconventional liquids-rich play

Louisiana Austin Chalk

- Strong economics due to:
  - liquids-rich reservoirs;
  - naturally fractured limestone reservoir (i.e. no fracture stimulation required);
  - high estimated ultimate recoveries (EURs) of 500-600 MBOE;
  - LLS price indexing (i.e. premium to WTI); and
  - significant existing infrastructure

Strong production yield – first 12 months of production[1]



First 12 months production P50 (MBOE)
250
200
150
100
50
0
Gas
Oil
235
144
91
74
66
8
72
45
27
65
56
9
Masters Creek region Austin Chalk
137 wells
Bakken
3,289 wells
Eagle Ford (All windows)
2,101 wells
Eagle Ford (Liquid/oil windows)
1,310 wells

1 Source: IHS and State Production Records.

YUMA ENERGY

Masters Creek - Austin Chalk

Type Log



Schlumberger 1" GR-SP-Induction Log
1" MAIN PASS
Austin Chalk Top
Austin Chalk Base
340' Gross
'B'
'A'
Zone of Interest

- Crosby L&R 8-1 GR-Ind Log
- Well Production: 1.1 MMBO + 3.68 BCFG (1.6 MMBOE)[1]
- Rock properties are generally consistent across the project area

1 Source: IHS and Louisiana State Production Records.

YUMA ENERGY

Masters Creek - Austin Chalk

Reservoir Model[1]


Average well spacing: 8,000'
Average lateral length: 7,000'
Area: 1,285 acres
P_{50} nets: 170' TVT, 0.43 S_W, 6% ◆
6% Recovery: 7.8 BCF + 1.8 MMBO
Depth: 15,000' TVD
8,000' avg. well spacing
(4,000' Drainage ½ Width)
7,000' avg. dual lateral length
'B'
200'
'A'
Chalk Reservoir Properties
•Fluid in the ground: Gas
•Liquid yield: 231 bbl/mmcf
•Min. Temp: 275° F
•Min. Pressure: 10,321 psi

- Best well EUR of 7.8 BCF + 1.8 MMBO (3.1 MMBOE) matches expected oil and gas recoveries, but…

(1) Based on estimates prepared internally by management.

YUMA ENERGY

Masters Creek - Austin Chalk

Reservoir Model[1]



Average well spacing: 8,000'
Average lateral length: 7,000'
Area: 1,285 acres
P50 nets: 170' TVT, 0.43 Sw, 6% ϕ
6% Recovery: 7.8 BCF + 1.8 MMBO
7,000' avg. dual lateral length
8,000' avg. well spacing
15,000' TVD
200'
'B'
'A'
P50 Drainage Width
~1,200'

➤ The P_{50} EUR of 340 MBO + 1.2 BCF (540 MBOE) per-well indicates much narrower actual drainage widths and infill opportunities

(1) Based on estimates prepared internally by management

YUMA ENERGY

Masters Creek - Austin Chalk

Top tier U.S. unconventional liquids-rich play

Asset overview

Average working interest	– ~54% to 100%[1]
Operators	– Yuma – Swift Energy and Indigo Minerals (non-operated acreage)
Acres	– 99,721 gross (69,470 net to Yuma)
Formation(s)	– Austin Chalk
Drill & complete expected capex per well	– ~US$10.7m/well (gross)
Comments	– 67 operated PUD locations, 14 non-operated PUD locations – Significant Infrastructure in place including SWD wells and pipelines – Over-pressured and regionally charged oil and gas reservoir, intensely fractured along a sub-regional trend – Potential to expand the play through acquisitions

(1) Varies based upon partner participation.

Yuma leasehold – greater Masters Creek area



Yuma Operated Acreage
Yuma Non-Operated Acreage
Producing Units 1,200 – 2,500 Acres
Infill Locations
Existing Wells

Masters Creek - Austin Chalk

Project Economics – Austin Chalk PUD(1)

- **Assumptions**
  - Gross Wells (operated) 67
  - Working Interest: 54 - 100%
  - NRI: 39 – 72%
  - IP: 1,100 BOPD, 4 MMCFPD
  - D&C Capital: $10.7 MM per well

- **Reserves (~Per Well)**
  - Gross: 340 MBO, 1.2 BCF
  - Net: 245 MBO, 0.9 BCF

Drilling Economics(2)			
WTI Oil Prices	$60/BO	$70/BO	$80/BO
Payout:	1.9 Yrs	1.6 Yrs	1.2 Yrs
ROI:	1.3x	1.5x	1.8x
ROR:	31.7%	51.5%	73.6%
PV10:	$2.2 MM	$4.0 MM	$5.8 MM
F&D Cost:	$26.94/Bbl	$26.94/Bbl	$26.94/Bbl

Oil Price to get 10% ROR: $47.62/Bbl



Type Curve – BOPD, MCFPD
BOPD, MCFPD
10,000
1,000
100
10
1
1 12 24 36 48 60 72 84 96 108 120
Months
Gas
Oil



Oil Price ($/Bbl) vs. PV10 ($MM)
PV10 ($MM)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$50 $60 $70 $80 $90 $100
Oil Price ($/Bbl)

(1) Based on estimates prepared internally by management, per well economics based on 8/8ths, P(50) case assumed
(2) Assumes Henry Hub Natural Gas Prices of $2.75 and WTI oil prices with an LLS adjustment of $5.65.

LA POSADA
Vermilion Parish, Louisiana



Shreveport
Monroe
LOUISIANA
Alexandria
Lake Charles
Lafayette
Baton Rouge
New Orleans
LA POSADA

- Discovery well July 2011
- 3 Producing wells in field
- Field EUR = ~200 BCFe (1P)
- Cumulative Production: 70 BCF & 1.4 MMBO
- Current Daily Production(1): 60 MMCFG + 1,130 BO

(1) Production as of February 24, 2015.

YUMA ENERGY

La Posada – Vermilion Parish, Louisiana

High impact deep producing asset

Asset overview

Working interest	– 12.5%
Operator	– PetroQuest (refers to the prospect as "La Cantera")
Acres	– 7,792 gross acres (974 net acres)
Overlaying 3-D seismic area	– 40 square miles
Formation(s)	– Lower Cris R at 17,700ft to 18,250ft
Comments	– Significant oil and gas prospect discovered using Yuma delineated 3-D – The prospect was successfully tested on the southern portion of the structure by the operator PetroQuest in 2011 – Three producing wells (Thibodeaux-1, Broussard-2 and Broussard-1 ST) – Promoted to Petroquest, Stone, Walter, Wagner, JGC, Chalkley and others

Discovery map[1]


ERATH FIELD (1940)
CUM PROD 40 MMBO + 1.2 TCFG
TIGRE LAGOON FIELD (1947)
CUM PROD 20 MMBO + 421 BCFG
LA POSADA DISCOVERY (~200 BCFE)
BAYOU HEBERT FIELD (2011)

(1) Source: IHS and Louisiana State Production Records.

YUMA ENERGY

La Posada - A Significant Discovery

In 2011, Louisiana was the 2nd highest producer of natural gas in the United States


Shreveport
Monroe
Lake Charles

2013 Louisiana Gas Production (1)

Rank	Field	MCF Gas	Wells	MCF/Well
1	CASPIANA	212,383,657	652	325,742
2	ELM GROVE	140,086,268	1321	106,046
3	HOLLY	133,790,752	462	289,590
4	RED RIVER-BULL BAYOU	132,115,755	411	321,450
5	KINGSTON	131,198,984	273	480,582
6	BETHANY LONGSTREET	109,363,511	562	194,597
7	BRACKY BRANCH	59,297,769	79	750,605
8	WOODARDVILLE	58,995,691	311	189,697
9	THORN LAKE	53,732,120	83	647,375
10	CONVERSE	43,100,904	201	214,432
11	ATCHAFALAYA BAY	40,896,989	6	6,816,165
12	SWAN LAKE	40,086,302	53	756,345
13	LOGANSPORT	37,774,861	414	91,244
14	BAYOU SAN MIGUEL	34,946,615	42	832,062
15	GAHAGAN	31,198,336	43	725,543
16	PLEASANT HILL	30,897,416	75	411,966
17	BENSON	29,799,706	117	254,698
18	**BAYOU HEBERT**	**25,750,222**	**3**	**8,583,407**
19	GREENWOOD-WASKOM	21,585,643	255	84,650
20	VERNON	21,179,727	381	55,590
21	TERRYVILLE	19,557,394	172	113,706
22	CEDAR GROVE	16,145,804	26	620,992
23	COTTON VALLEY	15,146,855	257	58,937
24	GROGAN	14,599,028	128	114,055

>500 fields reporting

(1) Source: IHS and Louisiana State Production Records.

La Posada – Vermilion Parish, Louisiana
High impact deep producing asset


Thibodeaux #1
Broussard #2
Broussard #3
Lower Cris R-1
~200 feet of potential pay
Lower Cris R-2, Lobe A
Current Production
~36.5 MMCF/D & 800 BBL/D(2)
Lower Cris R-2, Lobe B
Current Production
~2.5 MMCF/D & 50 BBL/D(2)
Lower Cris R-2. Lobe C
Current Production
~20.8 MMCF/D & 280 BBL/D(2)

(1) Source: Petro Quest Energy – February 2015 Investor Presentation.
(2) Production as of February 24, 2015.

AMAZON

Jefferson Davis and Calcasieu Parishes, Louisiana



LOUISIANA
Shreveport
Monroe
Alexandria
Baton Rouge
Lake Charles
Lafayette
New Orleans
AMAZON
70 Square Miles of 3-D Shot 2010-11

Amazon

Yuma delineated 3-D oil project

Asset overview

Working interest	– ~48%
Operator	– Yuma
Acres	– 2,270 gross acres (1,089 net acres)
Overlaying 3-D seismic area	– 70 square miles
Formation(s)	– the Lower and Middle Frio (Hackberry) and Upper Frio (Marg tex, Cib haz and Camerina) formations, which are typically found at between 9,000 and 13,000 feet
Drill & complete expected capex per well	– ~US$6.0m/well (gross)
Comments	– Delineated 3-D project – Amazon 3-D located in a successful Hackberry / Frio trend – Multiple 3-D AVO amplitude prospects identified and ready to drill

Discovery map[(1)]



Pre 3-D Area Cumulative Production 733 BCF; 29 MMBO
Iowa
Iowa-Woodlawn 3-D (1997)
Cum. Prod. Post 3D
11 BCF; .76 MMBO
Sugarcane 3-D (2004)
14 of 17 Wells
Cum. Prod. Post 3D
32 BCF; 2.3 MMBO
Amazon 3-D Outline
Manchester
Bon Air
Holmwood
Bell City
Hayes
Sweetlake 3-D (1999)
Cum. Prod. Post 3D
40 BCF; 2.6 MMBO
Thornwell 3-D (1998)
Cum. Prod. Post 3D
96 BCF; 1.6 MMBO

1 Source: IHS and Louisiana State Production Records.

YUMA ENERGY

Amazon Prospect Map(1)



3-D Seismic Outline
70 square miles
Bon Air ('45)
8 MMBO + 86 BCFG
Anaconda Prospect
Hackberry
Tapir Lead
Hackberry
Yanomani Lead
Hackberry
N&S Spider Monkey Prospects
Hackberry
Jaquarundi Prospect
Hackberry
JEFFERSON DAVIS PARISH
CALCASIEU PARISH
Capybara Lead
Hackberry
Branco Prospect
Bell City North Prospect
Tambo Lead
Bell City ('47)
2 MMBO + 32 BCFG
Hayes, N ('59)
1 MMBO + 27 BCFG
Bell City, E ('48)
6 MMBO + 47 BCFG
Bell City, S ('82)
1.5 MMBO + 81 BCFG

(1) Source: IHS, Louisiana State Production Records and internally generated maps of prospects.

Anaconda Prospect – Marg tex and Hackberry Objectives[1]

Structural Cross Section through Bon Air (SE) Field & Potential Attic Reserves in Marg tex 1-4 Sands



Anaconda Prospect
Kaiser-Francis Landry-1
6.2 bcf + 128 mbo
Reef Fontenot-1
1.1 bcf + 22 mbo
Dantex-Reef Fontenot-1
0.8 bcf + 35 mbo
A
A'
-10,200 TVDSS
-10,400
-10,600
-10,800
log show down dip
produced down dip
produced down dip
Marg tex 1
Marg tex 2
Marg tex 3
Marg tex 4
Hackberry objective
-12,200

Cross Section - Marg tex Attic Potential in Bon Air (SE) Field



A
Anaconda
A'

- Well currently drilling - logged four Marg tex sands – 45 feet of pay
- MT-2 and MT-4 have produced down dip in fault block

(1) Source: IHS, Louisiana State Production Records and internally generated maps of prospect

Amazon
Prospect Economics – Anaconda Example[1]

- **Assumptions**
  - Gross Wells: 1
  - Working Interest: 38% BCP, 45% ACP
  - NRI: 33%
  - IP: 450 BOPD, 4.5 MMCFPD
  - D&C Capital: $6.1 MM
  - Future Capital: $0.3 MM
- **Reserves**
  - Gross: 408 MBO, 10 BCF
  - Net: 135 MBO, 3.3 BCF

Unpromoted Drilling Economics[2]			
WTI Oil Prices	$60/BO	$70/BO	$80/BO
Payout:	1.1 Yrs	1.0 Yrs	0.9 Yrs
ROI:	5.0x	5.4x	5.8x
ROR:	98.9%	100%+	100%+
PV10:	$12.0 MM	$13.7 MM	$15.3 MM
F&D Cost:	$4.24/Bbl	$4.24/Bbl	$4.24/Bbl

Strong economics in low pricing conditions



Type Curve – BOPD, MCFPD
10,000
1,000
100
10
1
BOPD, MCFPD
1
24
36
48
60
72
84
96
108
Months
Gas
Oil



Oil Price ($/Bbl) vs. PV10 ($MM)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
PV10 ($MM)
$20
$30
$40
$50
$60
$70
$80
$90
$100
Oil Price ($/Bbl)

(1) Based on estimates prepared internally by management, per well economics based on 8/8ths.
(2) Assumes Henry Hub Natural Gas Prices of $2.75 and WTI oil prices with an LLS adjustment of $3.65.

LIVINGSTON

St. Helena and Livingston Parishes, Louisiana



Shreveport
Monroe
LOUISIANA
Alexandria
LIVINGSTON
138 Square Miles of 3-D
Shot 2008-09
Baton Rouge
Lake Charles
Lafayette
New Orleans

Livingston

Oil project – 3-D delineated

Asset Overview

Working interest	– ~33%
Operator	– Yuma
Acres	– 3,023 gross acres (977 net acres)
Overlaying 3-D seismic area	– 138 square miles
Formation(s)	– Tuscaloosa sand (oil) at 15,000 ft – Wilcox sand (oil) at 10,000 ft
Drill & complete expected capex per well	– ~US$5m/well (gross) for Tuscaloosa – ~US$2.5m/well (gross) for Wilcox
Comments	– Four wells are producing from the Lower Tuscaloosa, three wells are producing from the Wilcox – Yuma has identified three new prospects within the Livingston 3-D seismic area (Livingston): Glacier, Joshua and Carlsbad (see map)

Producing Fields and Prospect Map[1]



2010 YUMA Discovery
Beaver Dam Creek Field
1 MMBO
2012 YUMA Discovery
Bills Branch Field
400 MBO
ST. HELENA
LIVINGSTON
GLACIER PROSPECT
CARLSBAD PROSPECT
JOSHUA PROSPECT
Lower Cretaceous Shelf Edge
2013 YUMA Discovery
North Livingston Field
400 MBO
Oil discovery
Gas discovery
Prospect / lead

(1) Source: Historical production sourced from Louisiana State Production Records via IHS.

Regional Depth Structure Map

Top Lower Tuscaloosa Sandstone Livingston Proprietary 3D Project(1)



L. Tuscaloosa
CUM: 4.5 BCFG + 383 MBO
BEAVER DAM CREEK FIELD
L. Tuscaloosa
2010 YUMA DISCOVERY
Beaver Dam Creek Field
Olympic Prospect
3D Outline
L. Tuscaloosa
2012 YUMA DISCOVERY
Bills Branch Field
Sequoia Prospect
WATSON FIELD
L. Tuscaloosa
CARLSBAD PROSPECT
GLACIER PROSPECT
JOSHUA PROSPECT
STEWARD BRANCH FIELD
CUM: 377 MBO
LOCKHART CROSSING FIELD
Wilcox
CUM: 15.1 MMBO + 15 BCFG
N. LIVINGSTON FIELD
CUM: 73 MBO
NORTH LIVINGSTON FIELD
LIVINGSTON FIELD
Wilcox
CUM: 9.2 MMBO + 4.6 BCFG
LOCKHART CROSSING FIELD
L. Tuscaloosa
CUM: 84 BCFG + 4.3 MMBO
YUMA

(1) Source: Historical production sourced from Louisiana State Production Records via IHS.

YUMA ENERGY

Livingston
Prospect Economics – Glacier Example[1]

- **Assumptions**
  - Gross Wells: 4
  - Working Interest: 33%
  - NRI: 25%
  - IP: 200 BOPD per well
  - D&C Capital: $5.0 MM per well
- **Per Well Reserves**
  - Gross: 575 MBO
  - Net: 145 MBO



Type Curve - BOPD
1000
100
10
1
BOPD
1
24
36
48
60
72
84
96
108
120
Months
Oil

Drilling Economics[2]			
WTI Oil Prices	$60/BO	$70/BO	$80/BO
Payout:	2.1 Yrs	1.9 Yrs	1.7 Yrs
ROI:	4.5x	5.3x	6.1x
ROR:	60%	74%	89%
PV10:	$8.8 MM	$11.0 MM	$13.3 MM
F&D Cost:	$11.35/Bbl	$11.35/Bbl	$11.35/Bbl

Oil Price to get 10% ROR: $20.86/Bbl



Oil Price ($/Bbl) vs. PV10 ($MM)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$20
$30
$40
$50
$60
$70
$80
$90
$100

(1) Based on estimates prepared internally by management, per well economics based on 8/8ths.
(2) Assumes no gas sales and WTI oil prices with an LLS adjustment of $5.65.

YUMA ENERGY

California – Primary Assets in Kern and Santa Barbara Counties

Operated – U.S. conventional oil play

Asset Overview

Working interest	– 100%
Operator	– Yuma
Acres	– 1,400 net acres
Formation(s)	– Pliocene, Miocene, Oligocene & Eocene age
Expected Drill & complete capex / well	– $1.2 - $1.5 MM
Comments	– Conducted an internal review of all of our California properties to ascertain areas of interest and future upside. – Our primary focus was to identify infill drilling locations and PDNP recompletions on our California oil assets. – As a result of this work, 6 probable new drilling locations, 13 recompletions, 10 commingles, 2 workovers, 17 new drill/deepenings, and 3 exploration candidates were identified.

California Leasehold Map



Lost Hills
McDonald Anticline
Carneros Creek
Chico Martinez
Mid Way Sunset
Cat Canyon
Edison
Mountain View
Santa Fe Springs
Coyote East
KINGS
KERN
VENTURA
LOS ANGELES
SANTA BARBARA

YUMA ENERGY

California
Project Economics – Monterrey Shale

- **Assumptions**
  - Gross Wells: 6
  - Working Interest: 100%
  - NRI: 88%
  - IP: 75 BOPD per well
  - D&C Capital: $1.5 MM per well

- **Per Well Reserves[1]**
  - Gross: 164 MBO
  - Net: 144 MBO

Drilling Economics[2]			
WTI Oil Prices	$60/BO	$70/BO	$80/BO
Payout:	1.7 Yrs	1.5 Yrs	1.3 Yrs
ROI:	4.8x	5.8x	6.8x
ROR:	97%	100%+	100%+
PV10:	$3.3 MM	$4.3 MM	$5.2 MM
F&D Cost:	$10.42/Bbl	$10.34/Bbl	$10.28/Bbl

Oil Price to get 10% ROR: $22.65/Bbl



Type Curve - BOPD
100
10
1
BOPD
1
24
36
48
60
72
84
96
108
120
Months
Oil



Oil Price ($/Bbl) vs. PV10 ($MM)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
PV10 ($MM)
$20
$30
$40
$50
$60
$70
$80
$90
$100
Oil Price ($/Bbl)

(1) Based on estimates prepared internally by management, per well economics based on 8/8ths.
(2) Assumes no gas sales and WTI oil prices with no adjustment

YUMA ENERGY

Legacy producing assets

Lake Fortuna field (Raccoon Island), Chacahoula field and Chandeleur Block 71

Asset overview

Lake Fortuna field	Working interest & net revenue interest	– Working interest: 91% – Net revenue interest: 64.7%
	Acres	–295 gross acres (269 net acres)
Chacahoula field	Working interest & net revenue interest	– Working interest: 23.8-36.2% – Net revenue interest: 16.6-25.6%
	Acres	– 69 gross acres (20 net acres)
Chandeleur Block 71	Working interest & net revenue interest	– Working interest: 33% – Net revenue interest: 22.2%
	Acres	– 1,344 gross acres (444 net acres)

Key leasehold maps

Lake Fortuna Field (Raccoon Island)


Eloi Bay
Raccoon Island Prospect
Lake Fortuna
N. Black Bay
W. Black Bay
Black Bay
E. Black Bay
SE. Black Bay
Breton Sound 20

Chacahoula Field


ASSUMPTION
ST. MARTIN
LAFOURCHE
TERREBONNE

YUMA ENERGY

Bakken / Three Forks Project – McKenzie County, North Dakota

Non-operated – U.S. unconventional play

Asset overview

Working interest	– ~5%
Operators	– Zavanna, LLC and Emerald Oil
Acres	– 18,553 gross acres (674 net acres)
Formation(s)	– Bakken / Three Forks
Drill & complete expected capex per well	– ~US$10m/well (gross)
Comments	– Approximately 140 remaining drilling locations – Significant future infill and Three Forks development potential – Approximately 96.2% of acreage is held by production – Have rights to develop all depths of acreage on leases – Partners include Zavanna, Emerald and Halcon – Offset operators include Oasis, Statoil, Continental, Petro-Hunt, Whiting and Triangle

Leasehold map


WILLISTON BASIN
BAKKEN FORMATION
YELLOWSTONE PROSPECT
SE HR PROSPECT
Yuma Acreage

Summary

- High Quality Assets in Attractive Plays
- Substantial Existing Production and Identified Liquids-Rich Reserves
- Experienced Management Team and Board
- Successful Track Record

YUMA ENERGY

Appendix A: Contact Information



Contact Information

Yuma Energy, Inc.

Sam L. Banks
Chairman, President and Chief Executive Officer

James J. Jacobs
VP of Corporate and Business Development

Corporate Headquarters
1177 West Loop South, Suite 1825
Houston, Texas 77027
(713) 968-7000

Website
www.yumaenergyinc.com